Exhibit 99.5

The	Modification of the Presentation of Losses	For the Years Ended
Chubb	Incurred in the Property and Casualty	December 31, 2007 and 2006
Corporation	Underwriting Results

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
Beginning in the third quarter of 2008, the “net losses paid” and “increase (decrease) in outstanding losses” amounts in the property and casualty underwriting results reflect the impact of foreign currency fluctuations differently than in the past.
The property and casualty underwriting results that follow this page reflect modification to previously reported net losses paid and increase (decrease) in outstanding losses. Since net losses paid and increase (decrease) in outstanding losses for each line of business and in total have been modified by offsetting amounts, incurred losses for each line of business and in total are unchanged.
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Combined Loss and Expense Ratio or Combined Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007 AND 2006
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2007	2006	2007	2006	2007	2006	2007	2006

Net Premiums Written	$621	$670	$2,423	$2,268	$665	$580	$3,709	$3,518
Increase (Decrease) in Unearned Premiums	(30)	4	77	92	20	13	67	109

Net Premiums Earned	651	666	2,346	2,176	645	567	3,642	3,409

Net Losses Paid	418	409	1,101	974	330	316	1,849	1,699
Increase (Decrease) in Outstanding Losses	(20)	5	33	(37)	80	68	93	36

Net Losses Incurred	398	414	1,134	937	410	384	1,942	1,735

Expenses Incurred	178	189	772	716	218	179	1,168	1,084

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income	$75	$63	$440	$523	$17	$4	$532	$590

Ratios After Dividends to Policyholders:

Loss	61.1%	62.2%	48.3%	43.0%	63.6%	67.7%	53.3%	50.9%
Expense	28.7	28.2	31.9	31.6	32.8	30.9	31.5	30.8

Combined	89.8%	90.4%	80.2%	74.6%	96.4%	98.6%	84.8%	81.7%

Premiums Written as a % of Total	5.3%	5.6%	20.4%	18.9%	5.6%	4.8%	31.3%	29.3%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007 AND 2006
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

Net Premiums Written	$1,252	$1,290	$1,726	$1,731	$890	$901	$1,215	$1,203	$5,083	$5,125
Increase (Decrease) in Unearned Premiums	(16)	(2)	(9)	—	(18)	(7)	6	55	(37)	46

Net Premiums Earned	1,268	1,292	1,735	1,731	908	908	1,209	1,148	5,120	5,079

Net Losses Paid	577	567	889	865	325	335	610	558	2,401	2,325
Increase (Decrease) in Outstanding Losses	12	(14)	262	331	163	175	(16)	(91)	421	401

Net Losses Incurred	589	553	1,151	1,196	488	510	594	467	2,822	2,726

Expenses Incurred	429	426	487	480	201	197	427	383	1,544	1,486

Dividends Incurred	1	—	—	—	15	27	—	—	16	27

Statutory Underwriting Income	$249	$313	$97	$55	$204	$174	$188	$298	$738	$840

Ratios After Dividends to Policyholders:

Loss	46.5%	42.8%	66.4%	69.1%	54.6%	57.9%	49.1%	40.7%	55.3%	53.9%
Expense	34.3	33.0	28.2	27.7	23.0	22.5	35.2	31.8	30.5	29.2

Combined	80.8%	75.8%	94.6%	96.8%	77.6%	80.4%	84.3%	72.5%	85.8%	83.1%

Premiums Written as a % of Total	10.6%	10.8%	14.5%	14.5%	7.5%	7.5%	10.2%	10.0%	42.8%	42.8%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007 AND 2006
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2007	2006	2007	2006	2007	2006

Net Premiums Written	$2,605	$2,641	$339	$300	$2,944	$2,941
Increase (Decrease) in Unearned Premiums	(46)	(41)	19	29	(27)	(12)

Net Premiums Earned	2,651	2,682	320	271	2,971	2,953

Net Losses Paid	1,438	1,453	5	21	1,443	1,474
Increase (Decrease) in Outstanding Losses	96	378	12	13	108	391

Net Losses Incurred	1,534	1,831	17	34	1,551	1,865

Expenses Incurred	638	620	101	93	739	713

Dividends Incurred	—	—	3	4	3	4

Statutory Underwriting Income	$479	$231	$199	$140	$678	$371

Ratios After Dividends to Policyholders:

Loss	57.9%	68.3%	5.3%	12.8%	52.3%	63.2%
Expense	24.5	23.5	30.1	31.4	25.1	24.3

Combined	82.4%	91.8%	35.4%	44.2%	77.4%	87.5%

Premiums Written as a % of Total	21.9%	22.1%	2.9%	2.5%	24.8%	24.6%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007 AND 2006
(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2007	2006	2007	2006	2007	2006

Net Premiums Written	$11,736	$11,584	$136	$390	$11,872	$11,974
Increase (Decrease) in Unearned Premiums	3	143	(77)	(127)	(74)	16

Net Premiums Earned	11,733	11,441	213	517	11,946	11,958

Net Losses Paid	5,693	5,498	256	323	5,949	5,821
Increase (Decrease) in Outstanding Losses	622	828	(272)	(75)	350	753

Net Losses Incurred	6,315	6,326	(16)	248	6,299	6,574

Expenses Incurred	3,451	3,283	113	184	3,564	3,467

Dividends Incurred	19	31	—	—	19	31

Statutory Underwriting Income	$1,948	$1,801	$116	$85	2,064	1,886

Increase in Deferred Acquisition Costs					52	19

GAAP Underwriting Income					$2,116	$1,905

Ratios After Dividends to Policyholders:

Loss	53.9%	55.5%	* %	* %	52.8%	55.2%
Expense	29.5	28.4	*	*	30.1	29.0

Combined	83.4%	83.9%	* %	* %	82.9%	84.2%

Premiums Written as a % of Total	98.9%	96.7%	1.1%	3.3%	100.0%	100.0%
*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007 AND 2006
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2007	2006	2007	2006	2007	2006

Net Premiums Written	$9,168	$9,520	$2,704	$2,454	$11,872	$11,974
Increase (Decrease) in Unearned Premiums	(117)	(44)	43	60	(74)	16

Net Premiums Earned	9,285	9,564	2,661	2,394	11,946	11,958

Net Losses Paid	4,893	4,828	1,056	993	5,949	5,821
Increase (Decrease) in Outstanding Losses	75	494	275	259	350	753

Net Losses Incurred	4,968	5,322	1,331	1,252	6,299	6,574

Expenses Incurred	2,617	2,652	947	815	3,564	3,467

Dividends Incurred	19	31	—	—	19	31

Statutory Underwriting Income	$1,681	$1,559	$383	$327	2,064	1,886

Increase in Deferred Acquisition Costs					52	19

GAAP Underwriting Income					$2,116	$1,905

Ratios After Dividends to Policyholders:

Loss	53.6%	55.8%	50.0%	52.3%	52.8%	55.2%
Expense	28.6	27.9	35.0	33.2	30.1	29.0

Combined	82.2%	83.7%	85.0%	85.5%	82.9%	84.2%

Premiums Written as a % of Total	77.2%	79.5%	22.8%	20.5%	100.0%	100.0%